UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Income Fund

Semi-Annual Report

June 30, 2022

Highland Income Fund

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

CONSOLIDATED FUND PROFILE (unaudited)

Highland Income Fund

Objective

Highland Income Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2022

$1.048 billion

Portfolio Data as of June 30, 2022

The information below provides a snapshot of Highland Income Fund at the end of the reporting period. Highland Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2022(%)(1)

BBB	0.67
BB	3.28
B	19.69
CCC	4.86
NR	71.50

Top 5 Sectors as of 06/30/2022(%)(1)(2)(3)

Real Estate	62.5
Financials	12.9
Collateralized Loan Obligations	6.9
Healthcare	6.0
Information Technology	5.5

Top 10 Holdings as of 06/30/2022(%)(1)(2)(3)

NFRO REIT SUB II, LLC (Common Stock)	14.3
NFRO REIT SUB, LLC (Common Stock)	14.0
Caddo Timberland Investment Partnership LP (Common Stock)	10.0
NexPoint Real Estate Finance (Common Stock)	8.5
IQHQ, Inc. (Common Stock)	6.3
NexPoint SFR Operating Partnership, LP, 05/24/27 (U.S. Senior Loans)	6.2
EDS Legacy Partners 7.50%, 12/14/23 (U.S. Senior Loans)	5.4
NexPoint Storage Partners, Inc. (Common Stock)	4.3
NHT Operating Partnership LLC Secured Promissory Note, 02/14/27 (U.S. Senior Loans)	4.1
NEXLS LLC (LLC Interest)	3.7

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in a cash equivalent.

Semi-Annual Report	1

CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2022	Highland Income Fund

A guide to understanding the Fund’s consolidated financial statements

Consolidated Investment Portfolio	The Consolidated Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Consolidated Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting periods. The Consolidated Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Consolidated Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Consolidated Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2022	Highland Income Fund

Shares		Value ($)

Common Stocks - 66.1%

COMMUNICATION SERVICES - 1.1%
97,600	Telesat (a)(w)	1,090,192
96,700	Telesat, Class B (a)	1,080,139
27,134	TerreStar Corporation (a)(b)(c)(d)	9,670,015

		11,840,346

CONSUMER DISCRETIONARY - 0.0%
1,450	Toys ‘R’ Us (a)(b)(c)	31,683

ENERGY - 0.0%
1,118,286	Value Creation, Inc. (a)(b)(c)	—

FINANCIALS - 10.0%
101,595,378	Caddo Timberland Investment Partnership LP (a)(b)(c)	104,643,239

GAMING/LEISURE - 0.5%
34,512	LLV Holdco LLC - Series A, Membership Interest (a)(b)(c)(e)	5,116,738
436	LLV Holdco LLC - Series B, Membership Interest (a)(b)(c)(e)	64,590

		5,181,328

HEALTHCARE - 2.7%
12,026,660	CCS Medical Inc. (a)(b)(c)(e)	28,358,864

MATERIALS - 0.1%
299,032	MPM Holdings, Inc. (a)	1,495,160

REAL ESTATE - 51.7%
1,474,379	Allenby (a)(b)(c)(e)	—
10,359,801	Claymore (a)(b)(c)(e)	—
574,004	Healthcare Realty Trust, REIT (f)	15,612,909
68,862	Independence Realty Trust, Inc., REIT(f)(w)	1,427,509
2,356,665	IQHQ, Inc.(b)(c)	65,986,620
4,372,286	NexPoint Real Estate Finance (e)(f)(w)	88,626,233
154,840	NexPoint Residential Trust, Inc., REIT(e)(w)	9,679,049
32,203	NexPoint Storage Partners, Inc.(a)(b)(c)(e)	45,219,355
90,436,434	NFRO REIT SUB II, LLC (a)(b)(c)(e)	149,995,519
30,026,029	NFRO REIT SUB, LLC (a)(b)(c)(e)	146,947,326
844,371	Washington Real Estate Investment Trust, REIT(f)(w)	17,993,546

		541,488,066

	Total Common Stocks (Cost $866,990,010)	693,038,686

Principal Amount ($)
U.S. Senior Loans (g) - 21.8%

COMMUNICATION SERVICES - 0.8%
8,075,876	TerreStar Corporation, Term Loan D, 11.000% PIK, 02/27/28 (b)(c)	8,011,269
58,550	TerreStar Corporation, Term Loan H, 02/28/23 (b)(c)	58,082

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)
62,754	TerreStar Corporation, Term Loan, 1st Lien, 02/28/23 (b)(c)	62,252

		8,131,603

CONSUMER PRODUCTS - 0.3%
3,248,623	Dayco Products LLC, Term Loan B, 1st Lien, LIBOR USD 3 Month + 4.250%, 05/08/23	2,983,503

ENERGY - 0.6%
6,403,998	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26	6,426,027

GAMING/LEISURE - 1.4%
22,764,040	Ginn-LA CS Borrower LLC, Term Loan A, 1st Lien, (b)(c)(i)	878,282
48,791,955	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, (b)(c)(i)	—
15,278,036	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (b)(c)(e)	14,036,265

		14,914,547

HEALTHCARE - 1.4%
15,047,727	CCS Medical Inc., Junior Credit Term Loan, 1st Lien, 01/04/27 (b)(c)(e)	15,047,727

INFORMATION TECHNOLOGY - 5.5%
60,071,437	EDS Legacy Partners, LIBOR USD 3 Month + 2.750%, 12/14/23 (b)(c)(e)	57,115,923

METALS & MINING - 1.2%
13,112,017	Peabody Energy Corporation, 2018 Refinancing Term Loan, 1st Lien, 03/31/25	12,253,377

REAL ESTATE - 10.3%
65,000,000	NexPoint SFR Operating Partnership, LP, 05/24/27 (b)(c)(e)	65,000,000
42,550,000	NHT Operating Partnership LLC Secured Promissory Note, 02/14/27 (b)(c)(e)	42,550,000

		107,550,000

RETAIL - 0.3%
3,905,331	GNC Holdings LLC, Term Loan, 2nd Lien, 10/07/26	3,602,668

UTILITIES - 0.0%
59,127,210	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (b)(c)(j)	62,084

	Total U.S. Senior Loans (Cost $311,101,631)	228,087,459

Collateralized Loan Obligations - 6.9%
2,000,000	Apex Credit CLO, Series 2019-1A, Class D ICE LIBOR USD 3 Month + 7.100%, 8.14%, 4/18/2032 (k)(l)	1,552,400
1,500,000	Atlas Senior Loan Fund, Series 2017- 8A, Class F ICE LIBOR USD 3 Month + 7.150%, 8.19%, 1/16/2030 (k)(l)	851,250

See Glossary on page 8 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2022	Highland Income Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E ICE LIBOR USD 3 Month + 5.950%, 7.13%, 10/24/2031 (k)(l)	2,021,280
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR ICE LIBOR USD 3 Month + 7.250%, 8.29%, 10/15/2029 (k)(l)	968,875
2,000,000	Cathedral Lake VII, Series 2021-7RA, Class E ICE LIBOR USD 3 Month + 7.770%, 8.81%, 1/15/2032 (k)(l)	1,760,000
3,000,000	CIFC Funding, Series 2015-1A 0.00%, 1/22/2031 (h)(k)(l)(m)	787,500
3,324,756	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (h)(k)(l)(m)	881,060
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 ICE LIBOR USD 3 Month + 5.850%, 6.89%, 1/18/2031 (k)(l)	880,000
2,500,000	CIFC Funding, Series 2014-1A 0.00%, 1/18/2031 (h)(k)(l)	550,000
5,462,500	CIFC Funding, Series 2013-2A 0.00%, 10/18/2030 (h)(k)(l)	1,365,625
3,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F ICE LIBOR USD 3 Month + 7.950%, 8.99%, 10/15/2029 (k)(l)	2,100,000
1,537,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 ICE LIBOR USD 3 Month + 6.880%, 7.92%, 4/15/2029 (k)(l)	1,353,636
4,000,000	Eaton Vance CLO, Series 2019-1A, Class F ICE LIBOR USD 3 Month + 8.250%, 9.29%, 4/15/2031 (k)(l)	3,675,720
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F ICE LIBOR USD 3 Month + 8.000%, 9.50%, 11/22/2031 (k)(l)	4,196,500
1,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F ICE LIBOR USD 3 Month + 6.500%, 7.56%, 4/20/2030 (k)(l)	715,550
2,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 ICE LIBOR USD 3 Month + 7.640%, 8.88%, 10/29/2029 (k)(l)	1,946,083
2,125,000	ICG US CLO, Series 2022-1A, Class DJ TSFR3M + 5.730%, 7.84%, 7/20/2035 (k)(l)	1,979,671
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER ICE LIBOR USD 3 Month + 7.350%, 8.41%, 10/20/2027 (k)(l)	3,330,000
3,000,000	KKR CLO 18, Series 2017-18, Class E ICE LIBOR USD 3 Month + 6.450%, 7.49%, 7/18/2030 (k)(l)	2,587,950
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER ICE LIBOR USD 3 Month + 5.300%, 6.52%, 7/27/2030 (k)(l)	1,156,120
2,350,000	Madison Park Funding XXIV, Series 2019-24A, Class ER ICE LIBOR USD 3 Month + 7.200%, 8.26%, 10/20/2029 (k)(l)	2,149,193

Principal Amount ($)		Value ($)
2,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F ICE LIBOR USD 3 Month + 7.570%, 8.61%, 10/18/2030 (k)(l)	1,823,000
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F ICE LIBOR USD 3 Month + 6.850%, 7.89%, 4/15/2029 (k)(l)	829,900
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 ICE LIBOR USD 3 Month + 6.500%, 7.54%, 1/15/2028 (k)(l)	416,500
2,500,000	Man GLG US CLO, Series 2018-1A, Class DR ICE LIBOR USD 3 Month + 5.900%, 6.96%, 4/22/2030 (k)(l)	1,922,938
5,800,000	MP CLO VII, Series 2018-1A, Class FRR ICE LIBOR USD 3 Month + 7.910%, 8.95%, 10/18/2028 (k)(l)	3,413,880
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F ICE LIBOR USD 3 Month + 8.170%, 10.00%, 6/15/2031 (k)(l)	2,720,000
2,900,000	OHA Credit Partners XII, Series 2018- 12A, Class FR ICE LIBOR USD 3 Month + 7.680%, 8.86%, 7/23/2030 (k)(l)	2,430,200
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E ICE LIBOR USD 3 Month + 7.390%, 8.43%, 1/17/2031 (k)(l)	2,021,500
2,000,000	Park Avenue Institutional Advisers CLO, Series 2021-2A, Class E ICE LIBOR USD 3 Month + 7.010%, 8.05%, 7/15/2034 (k)(l)	1,790,000
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER ICE LIBOR USD 3 Month + 7.500%, 9.62%, 6/22/2030 (k)(l)	2,097,112
2,000,000	Symphony CLO XXVI, Series 2021-26A, Class ER ICE LIBOR USD 3 Month + 7.500%, 8.56%, 4/20/2033 (k)(l)	1,870,800
5,955,627	THL Credit Wind River, Series 2014-2A 0.00%, 1/15/2031 (b)(c)(h)(i)(k)(l)	991,612
2,200,000	TICP CLO I-2, Series 2018-IA, Class E ICE LIBOR USD 3 Month + 8.000%, 9.21%, 4/26/2028 (k)(l)	1,864,280
4,150,000	TICP CLO III-2, Series 2018-3R, Class F ICE LIBOR USD 3 Month + 7.980%, 9.04%, 4/20/2028 (k)(l)	3,476,040
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D ICE LIBOR USD 3 Month + 6.250%, 7.31%, 7/20/2031 (k)(l)	791,600
1,275,000	Voya CLO, Series 2018-2A, Class DR ICE LIBOR USD 3 Month + 5.600%, 6.78%, 4/25/2031 (k)(l)	970,275
1,000,000	Webster Park CLO, Series 2018-1A, Class ER ICE LIBOR USD 3 Month + 7.750%, 8.81%, 7/20/2030 (k)(l)	855,000
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR ICE LIBOR USD 3 Month + 6.910%, 7.95%, 7/15/2031 (k)(l)	2,137,500
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E ICE LIBOR USD 3 Month + 5.250%, 6.29%, 4/15/2029 (k)(l)	2,384,250

	Total Collateralized Loan Obligations (Cost $86,971,713)	71,614,800

4	See Glossary on page 8 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2022	Highland Income Fund

Shares		Value ($)

Preferred Stock - 5.0%

FINANCIALS - 2.6%
3,980	Eastland CLO 1.00%, 05/01/2022 (b)(c)(l)	760,464
34,500	Eastland CLO II (a)(b)(c)(n)(o)	6,591,963
8,860	Gleneagles CLO, 12/30/2049 (a)(b)(c)(l)(n)	2,967,354
40,000	Granite Point Mortgage Trust 7.00% (f)(o)(p)	840,000
62,600	Grayson CLO, 11/01/2021 (b)(c)(l)(n)	9,648,530
150,977	NexPoint Real Estate Finance 8.50% (e)(o)	3,827,267
12,553	Rockwall CDO, 08/01/2024 (a)(b)(c)(l)(n)	1,881,356
4,800	Rockwall CDO (b)(c)(n)(o)	344,377

		26,861,311

HEALTHCARE - 1.9%
270,246	Apnimed (b)(c)(n)(o)	2,400,004
2,361,111	Sapience Therapeutics Inc, Class B 8.00% (b)(c)(o)	8,500,000
3,440,476	Sapience Therapeutics Inc, Class B1 8.00% (b)(c)(o)	8,669,999

		19,570,003

REAL ESTATE - 0.5%
267,154	Braemar Hotels & Resorts, Inc., REIT 5.50% (a)(o)	4,274,464
249,514	G-LA Resorts Holdings (a)(b)(c)(n)(o)	249,514
47,300	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/2023 (a)(f)(o)(q)	627,198
82,301	Wheeler Real Estate Investment Trust, REIT 9.00% (a)(o)	390,930

		5,542,106

	Total Preferred Stock (Cost $73,611,954)	51,973,420

LLC Interest - 4.5%
785	NEXLS LLC (b)(c)(e)	38,369,448
10,000,000	SFR WLIF III, LLC (b)(c)(e)	9,384,000

	Total LLC Interest (Cost $38,639,062)	47,753,448

Exchange-Traded Funds - 3.0%
203,500	Direxion Daily S&P 500 Bull 3X (f)	13,347,565
158,650	Direxion Daily Small Capital Bull 3X Shares (f)	5,203,720
550,400	ProShares UltraPro QQQ	13,209,600

	Total Exchange-Traded Funds (Cost $36,016,945)	31,760,885

Units		Value ($)

Warrants - 2.9%

ENERGY - 2.9%
5,801	Arch Resources, Expires 10/05/2023 (a)	435,075
85,465	Quarternorth Energy Holding Inc. Tranche 1, Expires 08/27/2029 (a)	833,284
164,598	Quarternorth Energy Holding Inc. Tranche 2, Expires 08/27/2029(a)	1,111,037
230,985	Quarternorth Energy Holding Inc. Tranche 3, Expires 08/27/2029 (a)	28,064,677

	Total Warrants (Cost $28,414,130)	30,444,073

Shares
Registered Investment Companies - 1.9%
48,649	Highland Global Allocation Fund (e)(w)	470,436
1,156,943	NexPoint Diversified Real Estate Trust (e)(w)	19,077,990

	Total Registered Investment Companies (Cost $18,149,407)	19,548,426

Principal Amount ($)
Corporate Bonds & Notes - 0.3%

COMMUNICATION SERVICES - 0.0%
3,100	iHeartCommunications, Inc. 6.38%, 05/01/26	2,873

FINANCIALS - 0.3%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/26 (l)	3,600,000

INDUSTRIALS - 0.0%
7,500,000	American Airlines 12/31/49 (h)(i)(j)	—

REAL ESTATE - 0.0%
2,000,000	CBL & Associates Limited Partners 5.95%, 12/15/26 (i)	—

UTILITIES - 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (i)	—

	Total Corporate Bonds & Notes (Cost $4,033,107)	3,602,873

Shares

Master Limited Partnership - 0.2%

ENERGY - 0.2%
179,200	Energy Transfer L.P. (w)	1,788,416

	Total Master Limited Partnership (Cost $1,869,174)	1,788,416

Units

Rights - 0.0%

UTILITIES - 0.0%
4,933	Texas Competitive Electric Holdings Co., LLC (a)	6,536

	Total Rights (Cost $–)	6,536

See Glossary on page 8 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2022	Highland Income Fund

Principal Amount ($)		Value ($)

Repurchase Agreements (r)(s) - 1.8%
4,488,615	BofA Securities 1.550%, dated 06/30/2022 to be repurchased on 07/01/2022, repurchase price $4,488,808 (collateralized by U.S. Government obligations, ranging in par value $2 - $322,533, 1.000% - 8.500%, 01/20/2024 - 06/20/2052; with total market value $4,578,387)	4,488,615
4,488,615	Daiwa Capital Markets 1.550%, dated 06/30/2022 to be repurchased on 07/01/2022, repurchase price $4,488,808 (collateralized by U.S. Government and Treasury obligations, ranging in par value $0 - $729,325, 0.000% - 6.500%, 07/31/2022 - 07/01/2052; with total market value $4,578,387)	4,488,615
4,488,615	RBC Dominion Securities 1.550%, dated 06/30/2022 to be repurchased on 07/01/2022, repurchase price $4,488,808 (collateralized by U.S. Government and Treasury obligations, ranging in par value $0 - $1,667,227, 0.000% - 6.875%, 08/16/2022 - 05/20/2052; with total market value $4,578,387)	4,488,615
4,488,615	Truist Securities 1.550%, dated 06/30/2022 to be repurchased on 07/01/2022, repurchase price $4,488,808 (collateralized by U.S. Government and Treasury obligations, ranging in par value $4 - $13,646,322, 3.250% - 5.500%, 06/30/2027 - 07/01/2052; with total market value $4,578,402)	4,488,615
1,329,728	Citigroup Global Markets 1.500%, dated 06/30/2022 to be repurchased on 07/01/2022, repurchase price $1,329,783 (collateralized by U.S. Treasury obligations, ranging in par value $0 - $1,323,990, 1.875% - 3.250%, 06/30/2024 - 05/15/2052; with total market value $1,356,323)	1,329,728

	Total Repurchase Agreements (Cost $19,284,188)	19,284,188

Shares

Cash Equivalent - 0.3%

MONEY MARKET FUND (t) - 0.3%
3,730,635	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.340%	3,730,635

	Total Cash Equivalent (Cost $3,730,635)	3,730,635

Total Investments -114.7%		1,202,633,845

(Cost $1,488,811,956)

Shares		Value ($)

Securities Sold Short - (0.8)%

Common Stocks - (0.8)%

CONSUMER DISCRETIONARY - (0.2)%
(37,500)	Wynn Resorts (u)	(2,136,750)

INFORMATION TECHNOLOGY - (0.6)%
(41,100)	Texas Instruments, Inc.	(6,315,015)

	Total Common Stocks (Proceeds $7,917,814)	(8,451,765)

	Total Securities Sold Short - (0.8)% (Proceeds $7,917,814)	(8,451,765)

Other Assets & Liabilities, Net - (13.9)% (v)		(146,020,680)

Net Assets - 100.0%		1,048,161,400

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $849,614,454, or 81.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $849,614,454, or 81.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2022. Please see Notes to Financial Statements.

(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$9,670,015	0.9%

(e)	Affiliated issuer. Assets with a total aggregate fair value of $738,886,730, or 70.5% of net assets, were affiliated with the Fund as of June 30, 2022.
(f)

Securities (or a portion of securities) on loan. As of June 30, 2022, the fair value of securities loaned was $19,985,459. The loaned securities were secured with cash and/or securities collateral of $20,426,735. Collateral is calculated based on prior day’s prices.

(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2022, the USD 3 Month rate was 2.29%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit

6	See Glossary on page 8 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2022	Highland Income Fund

the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.
(h)	No interest rate available.
(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2022, these securities amounted to $90,472,504 or 8.6% of net assets.

(m)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(n)	There is currently no rate available.
(o)	Perpetual security with no stated maturity date.
(p)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2022. Current LIBOR rates include 3 month which is equal to 2.29%.

(q)	Step Bonds - Represents the current rate, the step rate, and the step date.
(r)	Tri-Party Repurchase Agreement.
(s)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2022 was $19,284,188.
(t)	Rate reported is 7 day effective yield.
(u)	No dividend payable on security sold short.
(v)	As of June 30, 2022, $8,454,258 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(w)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $39,903,044.

See Glossary on page 8 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:
CDO	Collateralized Debt Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Payment In-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar

8	Semi-Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

As of June 30, 2022	Highland Income Fund

$
Assets
Investments from unaffiliated issuers, at value (a)	440,732,292
Affiliated investments, at value (Note 9)	738,886,730

Total Investments, at value (Cost $1,465,797,133)	1,179,619,022
Repurchase Agreements, at value	19,284,188
Cash	7,735,478
Cash equivalent (Note 2)	3,730,635
Restricted Cash - Securities Sold Short (Note 2)	8,454,258
Receivable for:
Investments sold and principal paydowns	8,070,866
Dividends and interest	20,920,826
Fund shares sold	143,937
Prepaid expenses and other assets	317,055

Total assets	1,248,276,265

Liabilities:
Due to custodian	8,030,058
Securities sold short, at value (Proceeds $7,917,814) (Note 2)	8,451,765
Payable for:
Investments purchased	22,592,356
Upon receipt of securities loaned (Note 4)	19,284,188
Investment advisory and administration fees (Note 6)	864,802
Legal fees	346,231
Due to broker	288,143
Printing fees	133,548
Payable for variation margin	416
Accrued expenses and other liabilities	367,109

Total liabilities	60,358,616

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	139,756,249

Net Assets	1,048,161,400

Net Assets Consist of:
Paid-in capital	1,485,890,860
Total accumulated losses	(432,729,460)

Net Assets	1,048,161,400

Investments, at cost	469,975,970
Affiliated investments, at cost (Note 9)	995,821,163
Cash equivalents, at cost (Note 2)	3,730,635
Repurchase Agreements, at cost	19,284,188
Proceeds from securities sold short	7,917,814

Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	68,035,933
Net asset value per share (Net assets/shares outstanding)	15.41
(a) Includes fair value of securities on loan	19,985,459

See accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended June 30, 2022	Highland Income Fund

$
Investment Income
Income:
Dividends from unaffiliated issuers	51,064,943
Dividends from affiliated issuers (Note 9)	5,088,960
Securities lending income (Note 4)	27,571
Interest from unaffiliated issuers	4,888,135
Interest from affiliated issuers (Note 9)	2,511,709
Interest paid in kind from unaffiliated issuers	436,575
Interest paid in kind from affiliated issuers (Note 9)	(936,942)
ROC reclass from affiliated issuers (Note 9)(a)	(241,608)

Total income	62,839,343

Expenses:
Investment advisory (Note 6)	3,585,548
Administration fees (Note 6)	1,156,216
Legal fees	562,476
Accounting services fees	340,878
Reports to shareholders	177,275
Insurance	139,707
Conversion fees (Note 2)	133,890
Trustees fees (Note 6)	99,931
Audit fees	97,553
Interest expense, commitment fees, and financing costs	94,767
Dividends and fees on securities sold short (Note 2)	94,522
Registration fees	76,762
Pricing fees	50,059
Transfer agent fees	29,540
Custodian/wire agent fees	17,605
Expedited settlement facility (Note 6)	2,382

Total operating expenses	6,659,111

Net investment income	56,180,232

Preferred dividend expenses	(3,896,875)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	102,548,665
Investments in affiliated issuers	5,651,966
Securities sold short (Note 2)	6,289,463
Written options contracts (Note 3)	37,559
Futures contracts (Note 3)	41,918,345

Net realized gain	156,445,998

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(128,590,510)
Investments in affiliated issuers	13,795,344
Securities sold short (Note 2)	4,062,076
Futures contracts (Note 3)	4,568,959

Net change in unrealized appreciation (depreciation)	(106,164,131)

Net realized and unrealized gain (loss)	50,281,867

Total increase in net assets resulting from operations	102,565,224

(a)

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Income Fund

	Six Months Ended June 30, 2022 (unaudited) ($)	Year Ended December 31, 2021 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	56,180,232	51,197,156
Preferred dividend expenses	(3,896,875)	(7,793,756)
Net realized gain (loss)	156,445,998	(81,417,609)
Net increase (decrease) in unrealized appreciation (depreciation)	(106,164,131)	168,217,003

Net increase from operations	102,565,224	130,202,794

Distributions Declared to Common Shareholders:
Distributions	(31,578,404)	(15,595,827)
Return of capital	—	(50,110,849)

Total distributions:	(31,578,404)	(65,706,676)

Increase in net assets from operations and distributions	70,986,820	64,496,118

Share transactions:
Value of distributions reinvested	781,356	1,661,743
Shares repurchased of closed-end fund (Note 1)	(24,643,897)	(25,760,920)
Capital gains from the retirement of repurchased shares	5,422,282	4,870,013

Net decrease from shares transactions	(18,440,259)	(19,229,164)

Total increase in net assets	52,546,561	45,266,954

Net Assets
Beginning of period	995,614,839	950,347,885

End of period	1,048,161,400	995,614,839

Change in Common Shares:
Issued for distribution reinvested	67,379	152,218
Shares redeemed (Note 1)	(1,679,705)	(1,854,281)

Net decrease in fund shares	(1,612,326)	(1,702,063)

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended June 30, 2022	Highland Income Fund

$
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	102,565,224

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(225,410,615)
Purchases of investment securities from affiliated issuers	(443,788,445)
Interest paid in kind from unaffiliated issuers	(436,575)
Interest paid in kind from affiliated issuers	936,942
Proceeds from disposition of investment securities from unaffiliated issuers	199,700,143
Proceeds from disposition of investment securities from affiliated issuers	148,123,997
Paydowns at cost	83,280,403
Net (amortization) accretion of discount	475,002
Proceeds from return of capital of investment securities from affiliated issuers	119,174,493
Purchases of repurchase agreements, net	(19,127,831)
Purchases to cover securities sold short	(4,671,583)
Purchases to cover written options	(588,290)
Proceeds of written options	625,849
Net realized (gain) loss on Investments from unaffiliated issuers	(102,548,665)
Net realized (gain) loss on Investments from affiliated issuers	(5,651,966)
Net realized (gain) loss on written options and securities sold short	(6,327,022)
Net change in unrealized (appreciation) depreciation on investments, investments in affiliated issuers, and securities sold short	110,733,090
(Increase) Decrease in receivable for investments sold and principal paydowns	(7,490,863)
(Increase) Decrease in receivable for dividends and interest	(5,704,079)
(Increase) Decrease in receivable for variation margin	712,785
(Increase) Decrease in prepaid expenses and other assets	96,995
Increase (Decrease) in payable for investments purchased	7,421,873
Increase (Decrease) in payable to investment advisory	9,500
Increase (Decrease) in payable for upon return of securities loaned	19,127,831
Increase (Decrease) in payable for variation margin	416
Increase (Decrease) in payable for printing fees	24,438
Increase (Decrease) in payable for legal fees	133,512
Increase (Decrease) in accrued expenses and other liabilities	(101,396)

Net cash flow used in operating activities	(28,704,837)

Cash Flows Used In Financing Activities:
Distributions paid in cash, net of receivable	(30,797,048)
Payments on shares redeemed	(19,221,615)
Proceeds from shares sold	(24,915)

Net cash flow used in financing activities	(50,043,578)

Net decrease in cash	(78,748,415)

Cash, cash equivalents, restricted cash and due to/from broker:
Beginning of period	90,350,585

End of period	11,602,170

End of period cash balances:
Cash	7,735,478
Cash equivalent	3,730,635
Restricted cash	8,454,258
Due to custodian	(8,030,058)
Due to/from broker, net	(288,143)

End of period	11,602,170

Supplemental disclosure of cash flow information:
Reinvestment of distributions	781,356

Cash paid during the period for interest expense and commitment fees	94,767

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Income Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,			For the Period Ended December 31, 2018**		For the Years Ended June 30,
		2021	2020	2019			2018*‡	2017*‡

Net Asset Value, Beginning of Year/Period	$14.29	$13.32	$13.88	$14.28	$15.12		$15.01	$14.33

Income from Investment Operations:

Net investment income(a)	0.82	0.72	0.54	0.85	0.42		0.75	0.68

Preferred dividend expense	(0.06)	(0.11)	(0.11)	(0.05)	—		—	—

Net realized and unrealized gain (loss)	0.82	1.21	(0.10)	(0.29)	(0.80)		0.18	0.74

Total Income from Investment Operations	1.58	1.82	0.33	0.51	(0.38)		0.93	1.42

Less Distributions Declared to shareholders:

From net investment income	(0.46)	(0.22)	(0.43)	(0.81)	(0.45)		(0.72)	(0.74)

From return of capital	—	(0.70)	(0.49)	(0.11)	(0.01)		(0.10)	—

Total distributions declared to shareholders	(0.46)	(0.92)	(0.92)	(0.92)	(0.46)		(0.82)	(0.74)

Capital Share Transactions:

Retirement of Tendered Shares(a)	0.08	0.07	0.03	0.01	—		—	—

Net Asset Value, End of Year/Period(b)	$15.41	$14.29	$13.32	$13.88	$14.28		$15.12	$15.01

Market Value, End of Year/Period	$11.26	$10.99	$10.28	$12.43	$12.80		$15.62	$—

Market Value Total Return(c)	12.31%	16.35%	(8.29)%	4.30%	(15.44	)%(d)	9.77%	10.05%

Ratios based on Average Managed Assets

Gross operating expenses(e)(f)	1.15%	1.44%	1.83%	2.28%	N/A		N/A	N/A

Net investment income(e)	9.72%	4.53%	2.89%	3.98%	N/A		N/A	N/A

Ratios to Average Net Assets / Supplemental Data:(g)(h)

Net Assets, End of Year/Period (000’s)	$1,048,161	$995,615	$950,348	$995,405	$1,026,412		$1,085,547	$389,278

Gross operating expenses(e)(f)	1.31%	1.67%	2.68%	3.39%	3.10%		1.79%	1.20	%(i)

Net investment income(e)	11.09%	5.26%	4.22%	5.93%	5.48%		4.98%	4.61%

Portfolio turnover rate	26%	38%	22%	18%	27	%(d)	177%	63%

Average commission rate paid(j)	$0.0124	$0.0348	$0.0969	$0.0032	$0.0243		$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund.
**	For the six-month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	Not annualized.
(e)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1 fees.
(f)	Includes dividends and fees on securities sold short.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below.
(i)

The prior custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged for certain predecessor entities of the Fund and what should have been charged, plus interest, was communicated back to the Floating Rate Opportunities Fund in the fourth quarter of 2016 as a reimbursement. This amount was recorded as a “Reimbursement of Custodian Fees” in the Statement of Operations for the Fund. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Highland Income Fund

Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.
(j)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

Supplemental Expense Ratios:

	For the Six Months Ended June 30, 2022 (unaudited)	For the Years Ended December 31,			For the Period Ended December 31, 2018**		For the Years Ended June 30,
		2021	2020	2019			2018*‡		2017*‡

Ratios based on Average Managed Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.15%	1.44%	1.83%	2.28%	N/A		N/A		N/A

Interest expense and commitment fees, and preferred dividend expense	0.69%	0.74%	1.17%	1.27%	N/A		N/A		N/A

Dividends and fees on securities sold short	0.02%	0.02%	0.02%	0.01%	N/A		N/A		N/A

Ratios to Average Net Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.31%	1.67%	2.68%	3.39%	3.10%		1.79%		1.12%

Interest expense and commitment fees, and preferred dividend expense	0.79%	0.86%	1.71%	1.90%	1.63%		0.49%		0.01%

Dividends and fees on securities sold short	0.02%	0.02%	0.03%	0.01%	—	%(k)	—	%(k)	0.01%

Borrowing at end of year/period:

Aggregate Amount Outstanding Excluding

Preferred Shares*	—	—	200,000,000	419,796,600	496,141,100		498,563,423		—

Asset Coverage Per $1,000*	—	—	5,751.74	3,371.16	3,068.79		3,177.35		N/A

Aggregate Amount Outstanding Including

Preferred Shares*	145,000,000	145,000,000	345,000,000	564,796,600	496,141,100		498,563,423		—

Asset Coverage Per $1,000*	8,228.70	7,859.92	3,754.63	2,762.41	3,068.79		3,177.35		N/A

*	See Note 10 for further details.
(k)	Represents less than 0.005%.

14	See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

June 30, 2022	Highland Income Fund

Note 1. Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

On July 29, 2019, the Fund issued 5.4 million 5.375% Series A Cumulative Preferred shares (NYSE: HFRO.PR.A) with an aggregate liquidation value of $135 million. Subsequently on August 9, 2019, the underwriters exercised their option to purchase additional overallotment shares of $10mm, resulting in a total Preferred outstanding offering of $145mm.

The Series A Cumulative Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on September 30, 2019. Series A Preferred shares trade on the NYSE. Moody’s Investors Service has assigned an A1 rating to the preferred shares.

On April 24, 2020, the Board authorized the repurchase of up to 10% of the Fund’s shares over a twelve-month period. Under this program, the Fund repurchased 544,508, at an average price of $7.36, for a total investment of $4.0 million. Upon retirement of the repurchased shares, the net asset value was $6.5 million, or $11.99 per share. Under this repurchase program, all repurchases occurred during the year-ended December 31, 2020.

On July 9, 2021, the Fund announced a special meeting of shareholders (“Special Meeting”) to consider and vote on a proposal to convert the Fund from a registered investment company to a diversified holding company and to amend certain fundamental investment restrictions (“C-Corp Conversion”). On October 13, 2021, the Fund announced that it withdrew the C-Corp Conversion proposal, and the Board authorized the repurchase of $40 million common shares over a six-month period. Under this program, the Fund repurchased 3,533,986, at an average price of $11.29, for a total investment of $40.0 million. Upon retirement of the repurchased shares, the net asset value was $50.4 million, or $14.26 per share.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P., the Fund’s investments adviser (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC and its operations are included within the consolidated financial statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation. As of March 8, 2021, the HFRO Sub and related Financing Agreement was terminated.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by the Board. Typically, such securities will be valued at the mean between

Semi-Annual Report	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with policies and procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined by the Board or its designee in good faith as described above instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of June 30, 2022, the Fund is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $5.2 million are presented net with the mezzanine equity on the Consolidated Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at June 30, 2022	Shares at June 30, 2022
Cumulative preferred shares (Series A)	5,800,000	$139,756,249	$145,000,000	$5,243,751	$—	$139,756,249	5,800,000

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for

16	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2022, the Fund’s investments consisted of common stocks, U.S. senior loans, collateralized loan obligations, preferred stock, LLC interests, exchange-traded funds, warrants, registered investment companies, corporate bonds and notes, a master limited partnership, rights, repurchase agreements, and a cash equivalent. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s futures contracts are valued based on the settlement price established each day by the board of trade or exchange on which they principally trade and are classified as Level 1 liabilities.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

Semi-Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2022, is as follows:

	Total value at June 30, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)
Highland Income Fund
Assets
Common Stocks
Communication Services	$11,840,346	$2,170,331	$—		$9,670,015
Consumer Discretionary	31,683	—	—		31,683
Energy	—	—	—		—	(1)
Financials	104,643,239	—	—		104,643,239
Gaming/Leisure	5,181,328	—	—		5,181,328
Healthcare	28,358,864	—	—		28,358,864
Materials	1,495,160	—	1,495,160		—
Real Estate	541,488,066	44,713,013	88,626,233		408,148,820
U.S. Senior Loans
Communication Services	8,131,603	—	—		8,131,603
Consumer Products	2,983,503	—	2,983,503		—
Energy	6,426,027	—	6,426,027		—
Gaming/Leisure	14,914,547	—	—		14,914,547
Healthcare	15,047,727	—	—		15,047,727
Information Technology	57,115,923	—	—		57,115,923
Metals & Mining	12,253,377	—	12,253,377		—
Real Estate	107,550,000	—	—		107,550,000
Retail	3,602,668	—	3,602,668		—
Utilities	62,084	—	—		62,084
Collateralized Loan Obligations	71,614,800	—	70,623,188		991,612
Preferred Stock
Financials	26,861,311	—	4,667,267		22,194,044
Healthcare	19,570,003	—	—		19,570,003
Real Estate	5,542,106	4,274,464	1,018,128		249,514
LLC Interest	47,753,448	—	—		47,753,448
Exchange Traded Funds	31,760,885	31,760,885	—		—
Warrants
Energy	30,444,073	30,008,998	435,075		—
Registered Investment Companies	19,548,426	19,548,426	—		—
Corporate Bonds & Notes
Communication Services	2,873	—	2,873		—
Financials	3,600,000	—	3,600,000		—
Industrials	—	—	—	(1)	—
Real Estate	—	—	—	(1)	—
Utilities	—	—	—	(1)	—
Master Limited Partnership
Energy	1,788,416	1,788,416	—		—
Rights
Utilities	6,536	—	6,536		—
Repurchase Agreements	19,284,188	19,284,188	—		—
Cash Equivalent	3,730,635	3,730,635	—		—

Total Assets	1,202,633,845	157,279,356	195,740,035		849,614,454

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

	Total value at June 30, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Liabilities
Securities Sold Short
Common Stocks
Consumer Discretionary	$(2,136,750)	$(2,136,750)	$—	$—
Information Technology	(6,315,015)	(6,315,015)	—	—

Total Liabilities	(8,451,765)	(8,451,765)	—	—

Total	$1,194,182,080	$148,827,591	$195,740,035	$849,614,454

(1)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended June 30, 2022.

	Balance as of December 31, 2021 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of June 30, 2022 $	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2022 $
Common Stocks
Communication Services	9,098,844	—	—	—	—	—	571,171	—	—	9,670,015	571,171
Consumer Discretionary	31,683	—	—	—	(82,427)	—	82,427	—	—	31,683	82,427
Energy	—	—	—	—	—	—	—	—	—	—	—
Financials	105,659,195	—	—	—	478,000	—	(1,493,956)	—	—	104,643,239	(1,493,956)
Gaming/Leisure	3,321,591	—	—	—	—	—	1,859,737	—	—	5,181,328	1,859,737
Healthcare	385,699	—	—	—	—	—	(17,998,088)	45,971,253	—	28,358,864	(17,998,088)
Real Estate	379,145,661	—	—	—	(119,080,853)	—	33,311,791	114,772,221	—	408,148,820	33,311,791
U.S. Senior Loans
Communication Services	7,755,762	—	—	15	—	—	(60,749)	436,575	—	8,131,603	(60,749)
Gaming/Leisure	16,635,684	—	—	—	—	—	(1,721,137)	—	—	14,914,547	(1,721,137)
Healthcare	48,880,946	—	—	—	—	—	(74,058,120)	40,224,901	—	15,047,727	(74,058,120)
Information Technology	49,533,000	—	—	—	—	—	7,582,923	—	—	57,115,923	7,582,923
Real Estate	80,337,570	—	—	—	—	—	(80,337,570)	107,550,000	—	107,550,000	(80,337,570)
Utilities	59,423	—	—	—	—	—	2,661	—	—	62,084	2,661
Collateralized Loan Obligations	1,471,635	—	—	—	—	—	(480,023)	—	—	991,612	(480,023)
Preferred Stock
Financials	27,952,200	9,578,160	—	—	—	—	(15,336,316)	—	—	22,194,044	(15,336,316)
Healthcare	—	—	—	—	—	—	19,570,003	—	—	19,570,003	19,570,003
Real Estate	249,515	—	—	—	—	—	(1)	—	—	249,514	(1)
LLC Interest	46,562,686	—	—	—	—	—	(19,348,097)	20,538,859	—	47,753,448	(19,348,097)
Claims	52,138	—	—	—	—	—	(52,138)	—	—	—	(52,138)

Total	777,133,232	9,578,160	—	15	(118,685,280)	—	(147,905,482)	329,493,809	—	849,614,454	(147,905,482)

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the six months ended June 30, 2022, there were four Preferred Stock positions that transferred into Level 3. These transfers are primarily related to the positions becoming very thinly traded and highly illiquid during the year, resulting in transfers into Level 3. Determination of fair value is uncertain because it involves subjective judgements and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 06/30/22 $	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stocks	556,033,949	Multiples Analysis	Value per Acre Multiple	$1,600 - $1,800
			Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.515)
		Net Asset Value	N/A	$28.00
		Discounted Cash Flow	Discount Rate	10.75% - 29.5% (15.85%)
			Capitalization Rate	5.50% - 9.50% (7.5%)
		Transaction Analysis	Multiple of EBITDA less CAPEX	11.50x - 13.00x (12.25x)
			Price per Sq. Ft.	$25.00 - $31.00 ($28.00)
		Transaction Indication of Value	Enterprise Value ($mm)	$891.00
U.S. Senior Loans	202,821,884	Discounted Cash Flow	Discount Rate	8.375% - 17.50% (12.34%)
		Transaction Indication of Value	Net Purchase Price ($mm)	$6.36
			Cost Price	N/A
		Third Party Indication of Value	Broker Quote	Various
Collateralized Loan Obligation	991,612	Third Party Indication of Value	Broker Quote	Various
Preferred Stock	42,013,561	NAV Approach	Discount Rate	70.0%
		Transaction Indication of Value	Cost Price	N/A
LLC Interest	47,753,448	Discounted Cash Flow	Discount Rate	1.49% - 5.43% (3.46%)
				14.0%
Claims	—	Pricing Feed	Indication of Value	1.375

	849,614,454

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 90% as of June 30, 2022. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s Preferred Stock are the value per acre multiple and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s U.S. Senior Loans are the discount rate, net purchase price, adjusted EBITDA multiple, revenue multiple, and broker quote. Significant decreases

(increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s claims is the indication of value. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock are the unadjusted price/MHz-PoP multiple, EBITDA multiple, revenue multiple, discount rate, price per sq. ft., enterprise value, NAV per share multiple, capitalization rate, and recovery rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and PIK are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in real estate investment trusts (“REIT”) and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in Consolidated Statement of Operations. There were no interest or penalties during the six months ended June 30, 2022.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Consolidated Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Consolidated Statement of Cash Flows. The cash amount shown in the Consolidated Statement of Cash Flows is the amount included within the Fund’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) cash equivalents, foreign currency and restricted cash held at broker(s).

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $8,454,258 was held with the broker for the Fund. Securities valued at $39,903,004 were posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Conversion Costs

In conjunction with the shareholder proposal to convert the Fund from an open-end fund to a C-Corporation (see Note 1), the Fund has incurred legal fees and other fees in preparation of this conversion. These conversion costs include both actual and estimated fees, and are included in the Consolidated Statement of Operations as conversion fees.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract. During the six months ended June 30, 2022, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash —Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended June 30, 2022, the Fund did not hold written options.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Consolidated Statement of Assets and Liabilities have the following risk exposure at June 30, 2022:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Equity Price Risk	$—	(1)	$—	(1)

(1)

Includes cumulative unrealized depreciation of futures contracts as reported in the Consolidated Investment Portfolio and within the components of net assets section of the Consolidated Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the six months ended June 30, 2022, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$41,918,345	(1)	$4,568,959	(2)

(1)	Consolidated Statement of Operations location: Realized gain (loss) on futures contracts.
(2)	Consolidated Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

The average monthly volume of derivative activity for the six months ended June 30, 2022, is as follows:

Income Fund	Units/ Contracts	Appreciation/ (Depreciation)
Futures Contracts	—	$2,161,722

Note 4. Securities Lending

Effective January, 7, 2020, the Fund entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement (“SLA”), which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities, which would be subject to offset as of June 30, 2022:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount
$19,985,459	$19,985,459	$—	$—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Consolidated Statement of Assets and Liabilities.

Amounts designated as (—) are $0.

The value of loaned securities and related collateral outstanding at June 30, 2022 are shown in the Consolidated Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2022, the cash collateral was invested in repurchase agreements with the following maturities:

Remaining Contractual Maturity of the Agreements, as of June 30, 2022

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$19,284,188	$—	$—	$—	$19,284,188
U.S. Government Securities	—	—	—	1,142,547	1,142,547

Total	$19,284,188	$—	$—	$1,142,547	$20,426,735

Amounts designated as (—) are $0.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The fair value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLAs, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Consolidated Financial Highlights table excludes these adjustments.

For the year ended December 31, 2021, permanent differences chiefly resulting from return of capital distributions paid by the Fund were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in-Capital
$4,910,967	$(4,910,967)

At December 31, 2021, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)
$—	$(316,495,317)	$(192,220,963)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnerships, PFICs, REIT basis adjustments and difference in premium amortization methods for book and tax.

As of December 31, 2021, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders. During the year ended December 31, 2021, the Fund did not utilize capital carryforwards to offset capital gains.

No Expiration Short- Term	No Expiration Long-Term	Total
$—	$(316,495,317)	$(316,495,317)

The tax character of distributions paid during the last two fiscal years ended December 31, is as follows:

	Ordinary Income	Long-term Capital Gain	Return of Capital
2021	$15,595,827	$—	$50,110,849
2020	31,361,875	—	34,680,666

Amounts designated as (—) are $0.

Unrealized appreciation (depreciation) at June 30, 2022, based on cost of investments, securities sold short and foreign currency transactions for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$177,125,427	$(463,303,538)	$(286,178,111)	$1,488,811,956

Semi-Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2021, the Fund did not elect to defer net realized losses incurred from November 1, 2021 through December 31, 2021.

Note 6. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). On occasion, the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the six months ended June 30, 2022:

Annual Fee Rate to the Investment Advisor	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets.

Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the Highland Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Highland Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the six months ended June 30, 2022, the Fund paid $2,382 to the dealers as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Other Matters

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

26	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-

payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Semi-Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Financial Services Industry Risk

The risk associated with the fact that the Trust’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

28	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

LIBOR Transition and Associated Risk

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021 that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy

Semi-Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investments in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its

30	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has and may continue to result in the closing of borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other preexisting political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES Act provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.

Preferred Share Risk

The risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are

Semi-Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Trust’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Trust’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued preferred shares.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Investment Trust Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Real Estate Market Risk

The Trust is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in NFRO REIT Sub, LLC and NFRO REIT

Sub II, LLC (together the “REIT Subsidiaries”), which may cause the Trust’s operating results to suffer. A number of factors may prevent the REIT Subsidiaries’ properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk

The risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Trust could sell a loan, and could adversely affect the NAV of the Trust’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Declines in interest rates may increase prepayments of debt obligations and require the Trust to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

32	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Trust and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities for the six months ended June 30, 2022, were as follows:

U.S Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$429,408,356	$290,786,653

Semi-Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2022	Highland Income Fund

Note 9. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2022:

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021 $	Purchases at Cost $	Proceeds from Sales $		Distribution to Return of Capital $	Realized Gain/ (Loss) on Sales $	Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2022 $	Shares at June 30, 2022	Affiliated Income $		Cap Gain Distributions $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,474,379	—	—	—		—	—	—	—	1,474,379	—		—
Claymore (Common Stocks)	10,359,801	—	—	—		—	—	—	—	10,359,801	—		—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	72,299,652	40,766,645	85,300,938	(86,196,154)		—	—	3,535,162	43,406,591	27,074,387	(936,942	) †	—
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	49,533,000	3,071,437	—		—	—	4,511,486	57,115,923	60,071,437	2,165,422		—
Highland Global Allocation Fund (Registered Investment Company)	48,649	441,246	—	—		—	—	29,190	470,436	48,649	23,643		—
Highland Income Fund (Registered Investment Company)	9,600	105,504	19,033,778	(25,301,659)		—	6,160,372	2,005	—	—	—		—
LLV Holdco LLC (U.S. Senior Loans & Common Stocks)	13,247,111	19,078,993	3,337,935	(1,272,062	)(a)	—	—	(1,927,273)	19,217,593	15,312,984	346,287		—
NEXLS LLC (LLC Interest)	763	35,315,956	1,009,994	—		—	—	2,043,498	38,369,448	785	—		—
NexPoint Diversified Real Estate Trust (Registered Investment Company)	1,156,943	15,711,286	—	—		—	—	3,366,704	19,077,990	1,156,943	347,083		—
NexPoint Real Estate Finance (Common Stocks & Preferred Stock)	552,534	10,636,280	87,142,412	—		—	—	(5,325,192)	92,453,500	4,372,286	3,066,688		—
NexPoint Residential Trust, Inc. (Common Stocks)	153,276	12,849,127	111,461	—		(93,641)	—	(3,187,898)	9,679,049	154,840	17,962		—
NexPoint SFR Operating Partnership, LP (U.S. Senior Loans)	—	—	65,000,000	—		—	—	—	65,000,000	65,000,000	172,917		—
NexPoint Storage Partners, Inc. (Common Stocks)	18,568	25,868,009	18,995,600	—		—	—	355,746	45,219,355	32,203	—		—
NFRO REIT SUB, SUB II, LLC (Commons Stocks)	106,355,853	310,315,649	95,776,621	—		(119,080,852)	—	9,931,427	296,942,845	120,462,463	3,007		—
NexPoint Real Estate Finance Operating Partnership, L.P., NREF OP II (LLC Interest)	624,311	12,017,981	11,521,327	(23,832,735)		—	(174,807)	468,234	—	—	—		—
NHT Operating Partnership LLC Secured Promissory Note (U.S. Senior Loans)	—	—	42,550,000	—		—	—	—	42,550,000	42,550,000	1,095,959		—
SFR WLIF I, III, LLC (LLC Interest)	11,854,986	11,246,731	10,000,000	(11,521,387)		—	(333,599)	(7,745)	9,384,000	10,000,000	120,093		—

Total	275,156,426	543,886,407	442,851,503	(148,123,997)		(119,174,493)	5,651,966	13,795,344	738,886,730	358,071,157	6,422,119		—

34	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2022	Highland Income Fund

†

The Fund’s reported affiliated income from CCS Medical, Inc., includes prior year and current year return of capital adjustments of $(936,942), resulting in the Fund reporting a negative value for income received from CCS Medical, Inc. Excluding the prior year adjustments, the Fund received $(10,005) in dividend income from CCS Medical, Inc.

(a)	Denotes paydown.

Note 10. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally, the Fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares	% of Asset Coverage of Indebtedness Excluding Preferred Shares	Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebtedness Including Preferred Shares (2)
6/30/2022	N/A	N/A	145,000,000	822.87%
12/31/2021	N/A	N/A	145,000,000	785.99%
12/31/2020	200,000,000	575.25%	345,000,000	375.50%
12/31/2019	419,796,600	337.13%	564,796,600	276.25%
12/31/2018(1)	496,141,100	306.80%	496,141,100	306.80%
6/30/2018	498,563,423	317.70%	498,563,423	317.70%
6/30/2017	N/A	N/A	N/A	N/A
6/30/2016	N/A	N/A	N/A	N/A
6/30/2015	51,500,000	1641.40%	51,500,000	1641.40%
6/30/2014	60,000,000	1577.60%	60,000,000	1577.60%
6/30/2013	N/A	N/A	N/A	N/A

[1]	For the six-month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
[2]	As referenced in Note 1, the Fund issued $145mm in preferred shares subject to the 200% Asset Coverage of Indebtedness requirements under the 1940 Act.

Note 11. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2022, NFRO REIT Sub, LLC and NFRO REIT Sub II, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4 08(g). This subsidiary is wholly owned by the Fund.

Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

	NFRO REIT Sub, LLC June 30, 2022 $	NFRO REIT Sub II, LLC June 30, 2022 $
Balance Sheet:
Current Assets	376,000	93,000
Noncurrent Assets	331,088,000	88,700,000

Total Assets	331,464,000	88,793,000
Current Liabilities	8,000	—
Noncurrent Liabilities	138,114,000	—

Total Liabilities	138,122,000	—
Preferred Stock	1,000	99,000
Non-Controlling interest (in consolidated investments)	104,000	—
Invested Equity	193,237,000	88,694,000

Total Equity	193,342,000	88,793,000

	NFRO REIT Sub, LLC For the Six Months Ended June 30, 2022 $	NFRO REIT Sub II, LLC For the Six Months Ended June 30, 2022 $
Summary of Operations:
Net Sales	5,359,000	(1,736,276)
Gross Profit (Loss)	3,792,000	(1,736,276)
Net Income (Loss)	3,777,000	(8,195,026)
Net Income (Loss) attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	15,000	6,458,750

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were two subsequent events.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Funds, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

As required by Rule 18f-4(c)(4)(ii) under the Investment Company Act of 1940 the fund adopted the Derivatives Risk Management Program on August 19, 2022.

Semi-Annual Report	35

ADDITIONAL INFORMATION (unaudited)

June 30, 2022	Highland Income Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

The Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options.

The Fund will invest at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt.

Floating Rate Investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. HCMFA seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Adviser will be successful in doing so. In making floating rate investments for the Fund, the Fund’s Investment Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive income, while attempting to minimize losses.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several

Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the Adviser could be subject to allegations of lender liability. Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

Real Estate Investments. The Fund defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;

•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);

•	REOCs;

•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);

36	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2022	Highland Income Fund

•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);

•	real estate exchange traded funds (“ETFs”); and

•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Fund may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiary, NFRO REIT Sub, LLC (the “REIT Subsidiary”). With respect to the Fund’s real estate investments, the Investment Adviser seeks to: (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

Other Investments. The Fund may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

In addition, the Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing fund (the Fund), and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s management fee attributable to the Fund’s investment in the affiliated investment company.

The Fund’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established

Semi-Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2022	Highland Income Fund

in the convertible security’s governing instrument. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Investment Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Fund may engage in securities lending by making secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income.

The Fund may invest in illiquid and restricted securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Fund’s total assets (including the amount borrowed. The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When adverse market, economic, political or currency conditions domestically or abroad occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund is not intended to be a complete investment program.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Fund dismissed Pricewaterhouse-Coopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision

38	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2022	Highland Income Fund

to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Fund approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on June 25, 2020. PwC’s report on the financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The Fund provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the Fund’s in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit. During the fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, neither Management, the Fund nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent.

Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares

Semi-Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2022	Highland Income Fund

will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company , LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Company’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Company’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, Maxim Group, LLC (“Maxim”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Company’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at Maxim for the conditional benefit of the shareholder. Under the Program, Participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each Subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Company’s common shares are trading at a discount, Maxim will purchase common shares on behalf of participants in open-market purchases. If the Company’s common shares are trading at a premium, Maxim may purchase common shares on behalf of participants in open market purchases or the Company may sell common shares to the shareholder

Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will take a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. Maxim maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by Maxim on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Maxim will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Company and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Company’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Company, any participating affiliate of the Company or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Company. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Company, the Program

40	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2022	Highland Income Fund

will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 14, 2022. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect Ethan Powell and Bryan A. Ward as a Class I Trustee of the Trust, to serve for a three-year term expiring at the 2025 Annual Meeting or until his successor is duly elected and qualifies, by the holders of the Fund’s Common Shares (in respect to Bryan A. Ward only) and 5.375% Series A Cumulative Preferred Shares.

Nominee/Trustee	Number of Shares Voted	Percentage of Outstanding Shares
Ethan Powell
For	3,749,693	97.37%
Withheld	101,430	2.63%
Bryan A. Ward
For	54,462,181	89.70%
Withheld	6,252,589	10.30%

Semi-Annual Report	41

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.highlandfunds.com/literature/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-800-357-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

42	Semi-Annual Report

Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Income Fund	Semi-Annual Report, June 30, 2022

www.highlandfunds.com	HFRO-SAR-0622

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in Highland Income Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by “affiliated purchasers” during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period[1]	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
January 1, 2022 to January 31, 2022	635,201	11.0189457	635,201	12,001,130
February 1, 2022 to February 29, 2022	475,820	11.4852089	475,820	6,536,238
March 1, 2022 to March 31, 2022	559,084	11.690977	559,084	-
April 1, 2022 to April 31, 2022	-	-	-	-
May 1, 2022 to May 31, 2022	-	-	-	-
June 1, 2022 to June 30, 2022	-	-	-	-

Total	1,670,105	11.3768	1,670,105	-

[1]	On October 13, 2021, the Board authorized the repurchase of $40 million of the Company’s common shares over a six-month period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $ 27,571

(b) The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by the Fund’s custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by the Fund’s custodian acting in its capacity as securities lending agent. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Fund’s custodian, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INCOME FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

Date: September 8, 2022